Equity	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Equity
23	EQUITY

a)	Capital
The General Shareholders’ Meeting held on November 6, 2018, approved a capital increase of up to US$130 million equivalent to 211,864,407 shares at a price of US$0.6136. As of December 31, 2018, during the first stage of the placement and the conclusion of two preferred subscription rounds, a total of 69,380,402 shares were subscribed. Therefore, the Company’s capital is represented by 729,434,192 shares with a par value of S/1.00 each, out of which 660,053,790 are registered in the Public Registry, and 69,380,402 are in the process of registration.

On April 2, 2019, the Company concluded the capital increase process by completing the subscription of 142,483,663 new common shares, therefore the capital of the company is represented by S/871,917,855, after the end of the private offer and considering the contributions made during the 2 preferential subscription wheels.
As of December 31, 2018, a total of 207,931,660 shares were represented in ADS, equivalent to 41,586,332 ADS at a rate of 5 shares per ADS; and 218,043,480 shares were represented in ADS equivalent to 43,608,696 ADS as of December 31, 2019.
As of December 31, 2019, the Company’s shareholding structure is as follows:

Percentage of individual interest in outstanding capital	Number of shareholders	Total percentage of interest
Up to 1.00	1,725	12.19%
From 1.01 to 5.00	16	30.98%
From 5.01 to 10.00	2	18.34%
Over 10	2	38.49%

	1,745	100.00%

At December 31, 2019, the Company’s shares registered a stock price at the end of the year of S/1.70 per share and a trading frequency of 95.24% (S/1.99 per share and a trading frequency of 91.6% at 31 December 2018).

b)	Legal reserve
In accordance with the Peruvian General Law of Corporations, the legal reserve of the Company is constituted with the transfer of 10% of the annual profit until reaching an amount equivalent to 20% of the paid-in
capital. In the absence of profits or unrestricted reserves, the legal reserve must be applied to the compensation of losses and must be replenished with the profits of subsequent years. This reserve may be capitalized; and its replacement is also mandatory.

c)	Voluntary reserve
As of December 31, 2018, and 2019, this S/29.97 million reserve is related to the excess of the legal reserve; this reserve is above the requirement to constitute a reserve until it reaches the equivalent of 20% of the paid-in
capital.

d)	Share premium
This item includes the excess of total income obtained by shares issued in 2013 compared to their nominal value of S/1,055.5 million and by shares issued in 2018 and 2019 an amount of S/68.2 million and S/138.9 million, respectively.
In addition, this account recognizes the difference between the nominal value and the transaction value for acquisitions of shares in non-controlling
interests.

e)	Retained earnings
Dividends distributed to shareholders other than domiciled legal entities are subject to the rates of 4.1% (earnings until 2014), 6.8% (2015 and 2016 earnings) and 5.00% (2017 and thereafter) for income tax charged to these shareholders; such tax is withheld and settled by the Company. Dividends for fiscal years 2018 and 2019 were not distributed (Note 33).